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                                                                   Exhibit 10.50

                      DATED the 17th day of September 2004

                    HUTCHISON TELECOMMUNICATIONS LIMITED      (1)

                    HUTCHISON TELECOMMUNICATIONS
                    INTERNATIONAL (CAYMAN) HOLDINGS LIMITED   (2)

                    ADVENT INVESTMENTS PTE. LIMITED           (3)

                    AMBER INTERNATIONAL HOLDINGS INC.         (4)

                           --------------------------

                           DEPOSIT TRANSFER AGREEMENT

                           --------------------------

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THIS TRANSFER AGREEMENT is made the 17th day of September 2004

BETWEEN

(1) HUTCHISON TELECOMMUNICATIONS LIMITED, a company incorporated in Hong Kong whose registered office is at 22/F Hutchison House, 10 Harcourt Road, Hong Kong (the "Transferor");

(2) HUTCHISON TELECOMMUNICATIONS INTERNATIONAL (CAYMAN) HOLDINGS LIMITED, a company incorporated in the Cayman Islands whose registered office is at Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, British West Indies, Cayman Islands (the "Transferee");

(3) ADVENT INVESTMENTS PTE. LIMITED, a company incorporated in Singapore whose registered office at 1 Temasek Avenue, #27-01 Millenia tower, Singapore 039192 (the "First Depositor"); and

(3) AMBER INTERNATIONAL HOLDINGS INC., a company incorporated in the British Virgin Islands whose registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "Second Depositor").

WHEREAS:

(A) The First Depositor has deposited with the Transferor an amount of HK$167,615,387 (the "First Deposit");

(B) The Second Depositor has deposited with the Transferor an amount of HK$90,509,081, being an aggregate amount of HK$258,124,468 (the "Deposit").

(C)  The Transferor has agreed:

     (i) at the request of the First Depositor, to transfer the First Deposit to the Transferee; and

     (ii) at the request of the Second Depositor, to transfer the Second Deposit to the Transferee,

     each on the terms and subject to the conditions set out herein.

NOW THIS AGREEMENT WITNESSETH as follows:

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1.   In consideration of:

     (a) the Transferor being fully and absolutely released from its obligations to repay the First Deposit to the First Depositor; and

     (b) the Transferor being fully and absolutely released from its obligations to repay the Second Deposit to the Second Depositor,

     the Transferor hereby assigns unto the Transferee absolutely all its interest in, and obligations in respect of, the First Deposit and the Second Deposit and agrees to transfer the First Deposit and the Second Deposit in full on the date hereof to an account of the Transferee as designated by it in writing.

2.   The Transferor hereby warrants to the Transferee that:

     (a) the First Deposit and the Second Deposit are each free from all claims, charges, liens, encumbrances, options, equities of any kind, compromise, releases, waivers, defects, and any agreement for any of the same; and

     (b) the Transferor has the right, authority and power to transfer the First Deposit and the Second Deposit in the manner set out in this Agreement.

3. The Transferee hereby acknowledges and confirms that as from the date hereof the First Deposit is owed by the Transferee to the First Depositor and the Second Deposit its owed by the Transferor to the Second Depositor, that the First Depositor is entitled at any time and from time to time to require repayment of all or part of the First Deposit, that the Second Depositor is entitled at any time and from time to time to require repayment of all or part of the Second Deposit and that it will make all payments due in respect of the First Deposit and the Second Deposit and discharge all its obligations in respect thereof directly to the First Depositor and the Second Depositor, respectively, on the demand of the First Depositor and the Second Depositor, respectively.

4. All payments made by the Transferor under Clause 1 of this Agreement shall be made gross, free of any rights of counterclaim or set-off and without any deductions or withholdings of any nature.

5. Each party hereto undertakes to the other parties that it will do all such things and execute all such documents as may be necessary or desirable to carry into effect or to give legal effect to the provisions of this Agreement and the transactions hereby contemplated.

6. Each party undertakes that it shall not reveal, and shall cause its shareholders, directors, senior executives, employees and agents not to reveal, to any third party any information concerning the transactions contemplated hereunder and/or the

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     contents hereof (collectively, "Confidential Information") without the prior written approval of the other parties hereto.

     Nothing in this Section 6 shall prevent a party hereto from using or disclosing any Confidential Information which (a) is already known by such party at the time it is disclosed to it; (b) has been rightfully received by such party from a third party without a breach of an obligation of confidentiality; (c) is in the public domain through no wrongful act of such party; (d) is independently developed by such party without use, directly or indirectly, of the Confidential Information; (e) is required to be disclosed by applicable law, regulation or legal process or by judicial order; or (f) is in connection with the proposed spin off and listing of Hutchison Telecommunications International Limited.

     Notwithstanding anything contained in this Agreement, each party acknowledges and agrees that the other party(ies) may be required by law or any competent regulatory body (including but without limitation to The Stock Exchange of Hong Kong Limited and the Securities and Futures Commission) to issue time sensitive and/or urgent announcements relating to this Agreement or matters contemplated under this Agreement. Each party shall procure to be provided to the other parties a copy of each drafts of such time sensitive and/or urgent announcements promptly, and shall consider in good faith any comments provided to it in a timely manner by the other parties to the extent reasonably practicable within the time frame stipulated by law or by the relevant competent regulatory body.

7. Any notice required or permitted to be given by or under this Agreement shall be given in writing by delivering it to the party concerned to the address or facsimile number of that party below or such other address or facsimile number as the party concerned may have notified to the others in accordance with this Clause 7. Any such notice shall be deemed to be served if sent by hand at the time of delivery, or if sent by facsimile, on the date of complete transmission, or if sent by post, the third day after posting, or if sooner upon acknowledgement of receipt by or on behalf of the party to which it is addressed.

          Transferor:
          Address:    22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong
          Attention:  Company Secretary
          Fax No.:    (852) 2128 1778

          Transferee:
          Address:    22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong
          Attention:  Company Secretary
          Fax No.:    (852) 2128 1778

          Depositor:
          Address:    22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong
          Attention:  Company Secretary

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          Fax No.:    (852) 2128 1778

8. This Agreement is governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") for the time being in force and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong courts in relation to any proceedings arising out of or in connection with this Agreement.

IN WITNESS whereof this Agreement has been duly signed the date first above written.

Signed by Edith Shih              )
for and on behalf of              )
HUTCHISON                         ) /s/ Edith Shih
TELECOMMUNICATIONS LIMITED        ) ---------------------
in the presence of :              )

Signed by Ting Chan               )
for and on behalf of              )
HUTCHISON TELECOMMUNICATIONS      )
INTERNATIONAL (CAYMAN) HOLDINGS   ) /s/ Ting Chan
LIMITED                           ) ---------------------
in the presence of :              )


/s/ Steven P. Allen
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Signed by Ting Chan               )
for and on behalf of              ) /s/ Ting Chan
ADVENT INVESTMENTS LTE. LIMITED   ) ---------------------
in the presence of :              )


/s/ Steven P. Allen
------------------------------

Signed by Ting Chan               )
for and on behalf of              ) /s/ Ting Chan
AMBER INTERNATIONAL HOLDINGS INC. ) ---------------------
in the presence of :              )


/s/ Steven P. Allen
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